                                                                  Exhibit 99(ii)
                                                                  --------------


       The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report, April 30, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth-Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.

                               CINCINNATI MICROWAVE, INC.

                               By: /s/ E. Williams
                               -----------------------------
                                   E. Williams
                                   Chairman of the Board (Acting),
                                   President and Chief Executive Officer

                                                                   FORM 1 (7/94)

                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                            :
                                                CASE NO:   97-10882
                                                           --------
                                                CHAPTER 11
                                  :             JUDGE:    Burton Perlman
 CINCINNATI MICROWAVE, INC.                               --------------
 --------------------------
         Debtor                   :

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                         THE PERIOD ENDED:   April , 1997
                                           --------    --
                                             Month

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

                      X               Operating Statement              (Form 2)
                  ----------
                      X               Balance Sheet                    (Form 3)
                  ----------
                      X               Summary of Operations            (Form 4)
                  ----------
                      X               Monthly Cash Statement           (Form 5)
                  ----------
                      X               Statement of Compensation        (Form 6)
                  ----------


and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions an Reporting Requirements For Chapter 11 Cases ARE/ARE NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

         Dated: 5/20/97                   /s/ Kurt H. Stump
                                          ----------------------
                                            Debtor in Possession

                                             513-247-4206
                                          ----------------------
         Title VP & CFO                           Phone

                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor:  IN RE: CINCINNATI MICROWAVE, INC.            Case No:   97 - 10882
        ----------------------------------                      ------------

                          Month Ending: April 30, 1997
                                       ----------------
                                                                   Total
                                      Current Month              Since Filing

Total Revenue/Sales                   $       594,783  $         3,243,523
Cost of Sale                          $       240,511  $         2,099,575
Gross Profit                          $       354,272  $         1,143,948

Expenses:
Officer Compensation                  $        95,346  $           248,146
Employee Salaries                     $        89,726  $           618,187
Benefits & Pensions                   $             0  $                 0
Payroll Taxes                         $             0  $                 0
Other Taxes                           $             0  $            14,053
Rent & Lease Expense                  $           590  $            15,248
Interest Expense                      $         1,744  $            30,848
Insurance                             $             0  $                 0
Auto & Truck Expenses                 $             0  $               530
Utilities                             $        53,956  $            82,503
Depreciation                          $        (5,210) $           188,376
Travel & Entertainment                $         2,575  $             4,684
Repairs & Maintenance                 $         1,432  $               983
Advertising                           $             0  $            97,853
Supplies, Office Expense              $       (24,195) $            (9,454)
Other: Relocation & Other             $         4,507  $           (20,146)
TOTAL EXPENSES:                       $       220,471  $         1,271,811

NET OPERATING PROFIT/(LOSS)           $       133,801  $          (127,863)

Add:  Non-Business Income

        Interest Income               $             0  $                 0
        Other Income                  $             0  $                 0
Less: Non-Business Expenses:

        Professional Fees             $             0  $                 0
        Other                         $       (48,144) $             1,442
TOTAL NON-BUSINESS PROFIT/(LOSS)      $        48,144  $            (1,442)
(LOSS)SS

NET INCOME/(LOSS)                     $       181,945  $          (129,305)

                                                              FORM 3 (7/94)

                                  BALANCE SHEET

Debtor:   CINCINNATI MICROWAVE, INC.                     Case No.    97 - 10882
        ----------------------------                              -------------

                          Month Ending: April 30, 1997
                                      ----------------

ASSETS                                CURRENT MONTH     PRIOR MONTH         AT FILING
Cash:                                 $      4,576,962  $        1,877,974  $          724,343
Inventory:                            $      2,063,791  $        4,440,349  $        5,643,874
Accts. Rec:                           $      5,732,170  $        1,655,867  $        1,819,744
Insider Receivables:                  $              0  $                0  $                0
Land & Buildings:                     $              0  $       12,492,980  $       12,492,980
Furn., Fixtures & Equip:              $         82,843  $       25,376,771  $       25,373,681
Accumulated Depreciation:             $              0  $      (29,441,524) $      (29,118,554)
Other:                                $        516,598  $        1,602,321  $        1,120,823

TOTAL ASSETS:                         $     12,972,364  $       18,004,738  $       18,056,891
LIABILITIES:
POST-PETITION LIABILITIES:
Accts. Payable:                       $         89,297  $          171,276  $                0
Wages & Salaries:                     $         19,535  $           78,340  $                0
Taxes Payable:                        $              0  $                0  $                0
Other:                                $              0  $                0  $                0


TOTAL POST-PETITION LIAB.             $        108,832  $          249,616  $                0

Secured Liabilities:

Subject to Post-Petition              $              0  $        3,809,947  $        3,794,500
Coll. or Financing Order              $              0  $                0  $                0
All Other Secured Liab.               $              0  $                0  $                0


TOTAL  SECURED LIAB.                  $              0  $        3,809,947  $        3,794,500

PRE-PETITION LIABILITIES:

Taxes & Other Pri. Liab.              $      1,430,231  $        1,508,377  $        1,539,168
Unsecured Liabilities:                $     10,780,183  $       10,513,042  $       10,630,261
Other: Accruals & estimates           $      5,042,139  $        6,379,829  $        6,237,879


TOTAL PRE-PETITION LIAB.              $     17,252,553  $       18,401,248  $       18,407,308

EQUITY:
Owners' Capital:                      $     10,937,861  $       10,937,861  $       10,937,861
Retained Earnings-PrePet.             $    (15,082,778) $      (15,082,778) $     (15,082,778)
Retained Earnings-PostPet.                   $(244,104) $         (311,156) $                0

TOTAL EQUITY                          $     (4,389,021) $       (4,456,073) $       (4,144,917)

TOTAL LIAB. & EQUITY                  $     12,972,364  $       18,004,738  $       18,056,891

                                                                  FORM 4 (7/94)

                              SUMMARY OF OPERATIONS

Debtor: CIN. MICROWAVE    Period Ended:  April 30, 1997      Case No.  97-10882
       ----------------                ----------------              -----------

                             Taxes Payable Schedule
                             ----------------------

                          Beginning                Accrued /           Payment /              Ending
                          Balance                  Withheld            Deposit                Balance
                          ---------------------------------------------------------------------------------
Income Taxes Withheld:

Federal:                  $     (2,762.73)       $    41,496.67       $    (38,013.76)      $        720.18
State:                    $          0.10        $    10,540.76       $    (10,456.73)      $         84.13
Local:                    $       (595.02)       $       595.02       $        (40.00)      $        (40.00)

FICA Withheld:            $     (3,815.55)       $    19,323.83       $    (15,986.95)      $       (478.67)

Employers FICA:           $     (3,815.55)       $    19,323.82       $    (15,986.94)      $       (478.67)

Unemployment Tax:
Federal:                  $     (19,603.03)      $    20,002.19       $       (317.99)      $         81.17
State:                    $      (3,725.51)      $     4,739.16       $     (1,500.76)      $       (487.11)

Sales, Use & Excise:
Sales Tax:                $      (7,446.47)      $     7,546.78       $     (2,191.39)      $     (2,091.08)
Real Estate Tax:          $     (53,149.81)      $         0.00       $          0.00       $    (53,149.81)
Property Taxes:           $    (459,444.52)      $         0.00       $          0.00       $   (459,444.52)
Use Tax:                  $      (1,500.00)      $         0.00       $          0.00       $     (1,500.00)
Other: Worker's, etc.          $(67,751.37)      $    63,643.02       $    (20,697.74)      $    (24,806.09)

TOTALS:                   $    (623,609.46)      $   187,211.25       $   (105,192.26)      $   (541,590.47)


                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE

                Age in Days               0-30              30-60             Over 60
                Post Petition
                Accts. Payable       $      1,645     $     81,701      $      5,951

                Accts. Rec.          $  4,759,576     $    475,024      $    497,570

FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NONPAYMENT OF THE ACCOUNT.

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   FORM 5 (7/94)


                             MONTHLY CASH STATEMENT

Debtor: CINCINNATI MICROWAVE, INC.  Statement for the period:
       --------------------------

Case No:    97 - 10882              From:  April 1, 1997   To:   April 30, 1997
         -----------------               ----------------     ------------------

Cash Activity Analysis (Cash Basis Only):

                                 General         Payroll              Tax                 Cash Coll.
                                  Acct.           Acct.               Acct.                Acct.

A.     Beginning Balance                                                                   $     1,877,974
                                                                                           $

B.     Receipts, Attach                                                                    $             0
       separate schedule:
                                                                                           ---------------

C.     Balance Available                                                                   $     1,877,974
       (A + B)

D.     Less Disbursements                                                                  $             0
       Attach separate
                                                                                           ---------------
       schedule

E.     ENDING BALANCE         $         0      $         0       $          0              $     1,877,974
       (C - D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

1.     Depository Name & Add.      Fifth Third Bank   Cincinnati   Ohio
                                   --------------------------------------------
2.     Account Number              Cash collateral accts 728-51998, 999-41002,
                                   --------------------------------------------
                                   733-55267, 727-19671
                                   ---------------------------------------------
Payroll Account:
1.       Depository Name & Add.    __________________________________________
2.       Account Number            __________________________________________

Tax Account:
1.       Depository Name & Add.    __________________________________________
2.       Account Number            __________________________________________

Other monies on hand (specify type and location) (i.e. CD's, petty cash, etc.)

Approximately $950 in petty cash. Included in book cash is a reserve of $500,000
--------------------------------------------------------------------------------
maintained by the credit card company to offset claims etc, and $2,175,189 in
--------------------------------------------------------------------------------
escrow for various sales of assets.
--------------------------------------------------------------------------------


         Dated: 5/20/97                   /s/ Kurt H. Stump
                                          ----------------------
                                            Debtor in Possession

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:    ERIKA WILLIAMS                 Capacity:   ______   Principal
    -------------------------
                                                               X     Officer
                                                             -----
                                                               X     Director
                                                             -----
                                                                     Insider
                                                             -----

Detailed Description of Duties:   Daily responsibilities of President and
-------------------------------------------------------------------------------
Chief Executive Officer.
-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                Weekly  or                 Monthly

                                                                     $30,000
                                          -----------------          ------------------

CURRENT BENEFITS RECEIVED:                Weekly  or                 Monthly

         Health Insurance                                             $204
                                          -----------------          ------------------
         Life Insurance
                                          -----------------          ------------------
         Retirement
                                          -----------------          ------------------
         Company Vehicle
                                          -----------------          ------------------
         Entertainment
                                          -----------------          ------------------
         Travel
                                          -----------------          ------------------
         Other Benefits
                                          -----------------          ------------------

CURRENT TOTAL:

                                            Weekly  or                  Monthly
                                                                      $30,204.00
                                          -----------------          ------------------


Date: 5/20/97                                   /s/ Kurt H. Stump
                                        ------------------------------------
                                        Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:       KURT H. STUMP           Capacity:           Principal
      -------------------------                ------
                                                                X      Officer
                                                              -----
                                                                X      Director
                                                              -----
                                                                       Insider
                                                              -----

Detailed Description of Duties:       Daily work activities of Chief Financial
     FORM 5 (7/94)                  -------------------------------------------
Officer, Director, and Treasurer
-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:             Weekly  or               Monthly

                                                               $11,250
                                   -----------------        ------------------

CURRENT BENEFITS RECEIVED:             Weekly  or               Monthly

         Health Insurance                                         $204
                                   -----------------        ------------------
         Life Insurance
                                   -----------------        ------------------
         Retirement
                                   -----------------        ------------------
         Company Vehicle
                                   -----------------        ------------------
         Entertainment
                                   -----------------        ------------------
         Travel
                                   -----------------        ------------------
         Other Benefits
                                   -----------------        ------------------

CURRENT TOTAL:

                                              Weekly  or        Monthly

                                                               $11,454
                                   -----------------        ------------------


Date: 5/20/97                                   /s/ Kurt H. Stump
                                        ------------------------------------
                                        Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)
--------------------------------------------------------------------------------

                        MONTHLY STATEMENT OF COMPENSATION
----------------------------------------------------------

The following information is to be provided for each shareholder, office,
-------------------------------------------------------------------------------
director, manager, insider, or owner that is employed by the debtor in
--------------------------------------------------------------------------------
possession. Attach additional pages if necessary.
-------------------------------------------------

Name:       GILBERT L. WACHSMAN       Capacity:          Principal
------------------------------------------------------------------
                                                                     Officer
-----------------------------------------------------------------------------
                                                                X    Director
-----------------------------------------------------------------------------
                                                                     Insider
-----------------------------------------------------------------------------


Detailed Description of Duties:       Member of Board of Directors
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                Weekly  or           Monthly
--------------------------                ------  --           -------
       BOARD MEETING                                           $6,000
                                                               ------
-------------------------               -----------------     ------------------

CURRENT BENEFITS RECEIVED:                Weekly  or            Monthly

--------------------------                ------  --            -------

     Health Insurance
---------------------                   -----------------     ------------------

     Life Insurance
-------------------                     -----------------     ------------------

     Retirement
---------------                         -----------------     ------------------

     Company Vehicle
--------------------                    -----------------     ------------------

     Entertainment
------------------                      -----------------     ------------------

     Travel
-----------                             -----------------     ------------------

    Other Benefits:   Meeting fee
----------------------------------      -----------------     ------------------

CURRENT TOTAL:
--------------

                                            Weekly         or   Monthly
                                            ------         --   -------

                                        -----------------     ------------------


Date: 5/20/97                               /s/ Kurt H. Stump
--------------------------------------------------------------------------------
                                   Principal, Officer, Director, Insider
--------------------------------------------------------------------------------

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:  R. GREGORY BLAIR                         Capacity:    ___ Principal
       ----------------
                                                                 X   Officer
                                                                ---
                                                                     Director
                                                                ---
                                                                     Insider
                                                                ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 ---------------------------------------------
Production
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:               Weekly  or            Monthly
                                                                          $4,263
                                        -----------------     ------------------

CURRENT BENEFITS RECEIVED:               Weekly  or            Monthly

         Health Insurance                                                   $204

                                        -----------------     ------------------
         Life Insurance

                                        -----------------     ------------------
         Retirement

                                        -----------------     ------------------
         Company Vehicle

                                        -----------------     ------------------
         Entertainment

                                        -----------------     ------------------
         Travel

                                        -----------------     ------------------
         Other Benefits

                                        -----------------     ------------------

CURRENT TOTAL:

                                                Weekly  or           Monthly

                                                                       $12,121

                                        -----------------     ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                                                         FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:    CARROLL J. HALVA                       Capacity:  ___  Principal
     -------------------------
                                                            X   Officer
                                                           ---
                                                                Director
                                                           ---
                                                                Insider
                                                           ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 --------------------------------------------
Manufacturing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CURRENT COMPENSATION PAID:               Weekly  or            Monthly

                                                               $12,333
                                        -----------------     ------------------

CURRENT BENEFITS RECEIVED:               Weekly  or            Monthly

         Health Insurance                                      $204
                                        -----------------     ------------------
         Life Insurance

                                        -----------------     ------------------
         Retirement

                                        -----------------     ------------------
         Company Vehicle

                                        -----------------     ------------------
         Entertainment

                                        -----------------     ------------------
         Travel

                                        -----------------     ------------------
         Other Benefits

                                        -----------------     ------------------

CURRENT TOTAL:

                                                Weekly  or    Monthly

                                                                 $12,537
                                        -----------------     ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:     DANIEL MURPHY                         Capacity:  ___  Principal
      ----------------------------
                                                                 X  Officer
                                                                ---
                                                                    Director
                                                                ---
                                                                    Insider
                                                                ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 ---------------------------------------------
Marketing
--------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:               Weekly  or            Monthly

                                                               $10,000
                                        -----------------     ------------------

CURRENT BENEFITS RECEIVED:               Weekly  or            Monthly

         Health Insurance                                      $204
                                        -----------------     ------------------
         Life Insurance

                                        -----------------     ------------------
         Retirement

                                        -----------------     ------------------
         Company Vehicle

                                        -----------------     ------------------
         Entertainment

                                        -----------------     ------------------
         Travel

                                        -----------------     ------------------
         Other Benefits

                                        -----------------     ------------------

CURRENT TOTAL:

                                             Weekly  or            Monthly

                                                                        $10,204
                                        -----------------     ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                                                              FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:     JOSEPH MARSHALL                     Capacity:  ___    Principal
      -------------------------
                                                                 X  Officer
                                                                ---
                                                                    Director
                                                                ---
                                                                    Insider
                                                                ---

Detailed Description of Duties:   Daily work activities of Vice President -
                                  ----------------------------------------------
Materials
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                 Weekly  or          Monthly

                                                                          $7,500
                                          -----------------   ------------------

CURRENT BENEFITS RECEIVED:                 Weekly  or          Monthly

         Health Insurance                                                   $204
                                          -----------------   ------------------
         Life Insurance

                                          -----------------   ------------------
         Retirement

                                          -----------------   ------------------
         Company Vehicle

                                          -----------------   ------------------
         Entertainment

                                          -----------------   ------------------
         Travel

                                          -----------------   ------------------
         Other Benefits

                                          -----------------   ------------------

CURRENT TOTAL:

                                                Weekly  or           Monthly

                                                                          $7,704
                                          -----------------   ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                                                             FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:     THOMAS H. PERSZYK                   Capacity:  ___   Principal
      -----------------------------
                                                                X  Officer
                                                               ---
                                                                   Director
                                                               ---
                                                                   Insider
                                                               ---

Detailed Description of Duties:   Daily work activities of Vice President -
                                  ---------------------------------------------
Engineering
-------------------------------------------------------------------------------

-----------------------------------------


CURRENT COMPENSATION PAID:               Weekly  or            Monthly

                                                                         $12,500
                                        -----------------     ------------------

CURRENT BENEFITS RECEIVED:               Weekly  or            Monthly

         Health Insurance                                                   $204
                                        -----------------     ------------------
         Life Insurance

                                        -----------------     ------------------
         Retirement

                                        -----------------     ------------------
         Company Vehicle

                                        -----------------     ------------------
         Entertainment

                                        -----------------     ------------------
         Travel

                                        -----------------     ------------------
         Other Benefits

                                        -----------------     ------------------

CURRENT TOTAL:

                                              Weekly  or            Monthly

                                                                         $12,704
                                        -----------------     ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:       TED SPRINGSTEAD                Capacity:  ___  Principal
      -------------------------
                                                                Officer
                                                           ---
                                                            X   Director
                                                           ---
                                                                Insider
                                                           ---

Detailed Description of Duties:   Member of Board of Directors
                                  ---------------------------------------------
--------------------------------------------------------------------------------
------------------------------------------

CURRENT COMPENSATION PAID:               Weekly  or          Monthly

           BOARD MEETING                                      $1,500
                                        -----------------   ------------------

CURRENT BENEFITS RECEIVED:               Weekly  or          Monthly

         Health Insurance
                                        -----------------   ------------------
         Life Insurance
                                        -----------------   ------------------
         Retirement
                                        -----------------   ------------------
         Company Vehicle
                                        -----------------   ------------------
         Entertainment
                                        -----------------   ------------------
         Travel
                                        -----------------   ------------------
         Other Benefits:  Meeting fee
                                        -----------------   ------------------

CURRENT TOTAL:

                                              Weekly  or    Monthly

                                                                   $2,000
                                        -----------------   ------------------


Dated: 5/20/97                               /s/ Kurt H. Stump
                                    -------------------------------------
                                    Principal, Officer, Director, Insider

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                   ------------

         Schedule attached to:

                             BALANCE SHEET (FORM 3)

                                 April 30, 1997

                               STATEMENT OF RETAINED EARNINGS - POST PETITION

Retained Earnings - March 31, 1997                         $     (311,156)
Plus:   Current Earnings - Month of April                  $      181,945
Less:   Prior Period Adjustment                            $     (114,893)
                                                           --------------
Retained Earnings - April 30, 1997                         $     (244,104)
                                                           ==============

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                   ------------

         Schedule attached to:

                             MONTHLY CASH STATEMENT

                                 April 30, 1997

                           SUPPLEMENT TO DISBURSEMENTS

WIRE TRANSFERS                                 $  4,019,823.68
SYSTEM CHECKS                                  $     82,057.22
MANUAL CHECKS                                  $                 159,809.58
                                               ----------------------------

TOTAL DISBURSEMENTS                            $  4,261,690.48
                                               ============================